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                                                                      Exhibit 24

                              PENTON MEDIA, INC.
                      REGISTRATION STATEMENT ON FORM S-8
                               POWER OF ATTORNEY
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          The undersigned officer and/or director of Penton Media, Inc., a
Delaware corporation (the "Registrant"), does hereby make, constitute and appoint each of Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the "Form S-8 Registration Statement") with respect to the registration under the Securities Act, of shares of Common Stock of the Registrant issuable in connection with the Registrant's Employee Stock Purchase Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 17th day of November, 1999.

    Signature                             Title
    ---------                             -----

      /s/   Thomas L. Kemp                Chief Executive Officer and Director
    ------------------------------------
            Thomas L. Kemp                (Principal Executive Officer)

      /s/   Joseph NeCastro               Chief Financial Officer
    ------------------------------------
            Joseph NeCastro               (Principal Financial Officer)

      /s/   Charles T. Griesemer          Vice President/Controller
    ------------------------------------
            Charles T. Griesemer          (Controller or Principal Accounting
                                          Officer)

      /s/   William C. Donohue            Director
    ------------------------------------
            William C. Donohue

      /s/   Anthony Downs                 Director
    ------------------------------------
            Anthony Downs

      /s/   William J. Friend             Director
    ------------------------------------
            William J. Friend

      /s/   Joan W. Harris                Director
    ------------------------------------
            Joan W. Harris

      /s/   King Harris                   Director
    ------------------------------------
            King Harris

      /s/   John J. Meehan                Director
    ------------------------------------
            John J. Meehan

      /s/   Daniel J. Ramella             Director
    ------------------------------------
            Daniel J. Ramella

      /s/   Edward J. Schwartz            Director
    ------------------------------------
            Edward J. Schwartz

      /s/   Don E. Schultz                Director
    ------------------------------------
            Don E. Schultz

      /s/   Richard B. Swank              Director
    ------------------------------------
            Richard B. Swank

      /s/   R. Douglas Greene             Director
    ------------------------------------
            R. Douglas Greene